Definition of Terms in Fund Name	Sep. 09, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Under normal circumstances, the trust will invest at least 80% of the value of its assets in dividend-paying securities. The trust consists of a diversified portfolio of dividend-paying equity securities. The sponsor believes that dividends are often a good indicator of a corporation’s current financial condition and, furthermore, may signal management’s belief in a profitable future for the corporation. Investors seeking to return to the often volatile equity markets may consider the income available from a group of dividend-paying securities as a logical first step toward reentry into such markets. However, there can be no assurance that any security held by the trust will meet the trust’s objective.